UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 12, 2011

VALLEY FINANCIAL CORPORATION

VIRGINIA	000-28342	54-1702380
(State of Incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification Number)

36 Church Avenue, S.W.
Roanoke, Virginia 24011
(Address of principal executive offices)

(540) 342-2265
(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, issued a press release announcing approval from the Federal Reserve Bank of Richmond to pay current all dividends due on its Series A Preferred Stock and all interest payment due on its trust preferred securities.  The press release dated August 12, 2011 is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

The Company's common stock is traded on the NASDAQ Capital Market under the symbol VYFC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 8.01 above.

Exhibit No.	Description
99.1	Press Release dated August 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION

Date: August 12, 2011	/s/ Kimberly B. Snyder
Kimberly B. Snyder, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 12, 2011.